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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER


         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Ortec International, Inc. ("Ortec"), hereby certifies that Ortec's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ortec.



/s/ Steven Katz                                             Dated:  May 17, 2004
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Steven Katz
Chairman
Principal Executive Officer